1

NII ($M) PRE-TAX INCOME ($M) NET INCOME ($M) PRE-PROVISION NET REVENUE (“PPNR”) ($M) ▪ ▪

▪ ▪ ▪ 44 45 45 44 44 21 23 23 23 22 16 17 18 19 19 15 15 14 14 14 9 8 8 8 8 4 4 4 5 5 $109 $112 $112 $113 $112 2Q22 3Q22 4Q22 1Q23 2Q23 93 97 98 99 98 24 23 24 26 25 23 23 22 26 21 15 15 14 14 14 10 9 10 13 13 $165 $167 $168 $178 $171 2Q22 3Q22 4Q22 1Q23 2Q23

54 56 61 61 62 43 45 44 46 46 27 27 27 35 27 21 19 18 18 19 20 20 18 18 17 $165 $167 $168 $178 $171 2Q22 3Q22 4Q22 1Q23 2Q23 32 31 30 27 27 20 20 18 18 17 2 6 13 16 18 14 14 13 13 12 6 5 5 5 5 $74 $76 $79 $79 $79 2Q22 3Q22 4Q22 1Q23 2Q23 0% 5% 10% 15% 20% 25% 30% 35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50%

▪ ▪

Auto Originations ▪ ▪ 12 1 Approximate FICO scores 2 Includes nominal capital lease originations 3 Includes SBNA loan originations of $1.4B and lease originations of $1.6B for Q2 2023 4 SBNA originations remain off SC’s balance sheet in the service for others portfolio

16% 17% 11% 9% 9% 7% 7% 6% ▪ ▪ ▪ 1 Data as of June 30, 2023 2 Auto loans excludes commercial fleet and loans held-for-sale (“LHFS”)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% CRE C&I Multifamily Other Commercial ³ 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% CRE C&I Multifamily Other Commercial ³

▪ ▪

1 Includes ACL for unfunded commitments

2Q23 1Q23 2Q22 QoQ (%) YoY (%) Senior Unsecured Debt1 10.8 10.3 10.4 5% 4% FHLB 8.7 7.5 2.8 15% 215% Credit Linked Notes 1.2 1.3 0.7 -2% -2% Third-Party Secured Funding2 3.2 4.7 3.3 -32% -2% Amortizing Notes 5.2 3.9 2.0 33% 160% Securitizations 16.5 18.2 22.0 -9% -25% Intragroup 0.0 0.0 2.0 0% -100% Total SHUSA Funding 45.6 45.9 43.2 -1% 6% Preferred Equity 1.5 0.5 0.0 200% 100% $27.6B $37.8B

1 2 ▪ ▪

▪ ▪ ▪ 16.9% 15.2% 13.2% 12.7% 12.8% 2Q22 3Q22 4Q22 1Q23 2Q23 11.8% 11.1% 10.2% 9.7% 10.0% 2Q22 3Q22 4Q22 1Q23 2Q23 CET12 TIER 1 RISK-BASED CAPITAL RATIO2 TOTAL RISK-BASED CAPITAL RATIO2 TIER 1 LEVERAGE RATIO2 1 2 17.2% 15.5% 13.9% 13.2% 14.2% 2Q22 3Q22 4Q22 1Q23 2Q23 18.9% 17.2% 15.9% 15.3% 16.2% 2Q22 3Q22 4Q22 1Q23 2Q23

▪

Santander1 A2/Baa1 SHUSA Baa3 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (June 2, 2023) SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A/A- SHUSA BBB+ SBNA BBB+ Stable outlook (June 25, 2021) Stable outlook (July 22, 2022)

SBNA – Retail Bank SC – Auto Finance BSI – Private Banking SANCAP3– Broker Dealer • • • • • • • • • • SHUSA 2 Santander SC operates in all 50 states Company subsidiary locations SC BSI SBNA SANCAP

▪ ▪ ▪ ▪ ▪

* Other includes the results of immaterial entities, earnings from non-strategic assets, the investment portfolio, interest expense on SBNA’s and SHUSA's borrowings and other debt obligations, amortization of intangible .assets and certain unallocated corporate income and indirect expenses

4.5% 4.7% 2.4% 2.4% 4.1% 4.9% 6.1% 6.4% 6.0% -1.0% 2.9% 3.8% Q2 2018 Q4 2018 Q2 2019 Q4 2019 Q2 2020 Q4 2020 Q2 2021 4Q 2021 Q2 2022 Q4 2022 Q2 2023 60.2% 60.3% 45.7% 114.9% 69.1% 66.8% 15.2% 16.1% 11.1% 6.6% 9.5% 11.6% 9.6% 9.4% 4.3% 5.5% 8.0% 9.2%


Santander

August 7, 2023

SANTANDER HOLDINGS USA, INC.

Second Quarter 2023

Fixed Income Investor Presentation

Important Information

This presentation of Santander Holdings USA, Inc. ("SHUSA") contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as "may," "could," "should," "will," "believe," "expect," "anticipate," "estimate," "intend," "plan," "goal" or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA's filings with the Securities and Exchange Commission from time to time may cause SHUSA's performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA's forward-looking statements renders those statements incorrect, SHUSA's actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time.

In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles ("GAAP") and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA's subsidiaries include Santander Consumer USA Inc. ("SC"), Santander Bank, N.A. ("SBNA"), Banco Santander International ("BSI"), Santander Securities LLC ("SSLLC"), Santander US Capital Markets LLC ("SanCap"), as well as several other subsidiaries.

The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. ("Santander"), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

Index



SHUSA Q2 2023 Highlights

SUMMARY	FINANCIAL METRICS	CREDIT	CAPITAL/OTHER
11% ATTRIBUTABLE PROFIT OF SANTANDER	**$574M** NET INCOME Up $135M YoY and $277M QoQ	**10.01%** 30-89 DAYS TOTAL AUTO[3] DELINQUENCY Up 128bps YoY Down 200bps since 2Q19[4]	**12.8%** COMMON EQUITY TIER 1 ("CET1") Down 4.1% YoY and flat QoQ
#5 AUTO LOAN ORIGINATOR IN THE US[1]	**$1.49B** NET INTEREST INCOME ("NII") Down 2.7% YoY and 1.3% QoQ	**0.67%** CONSUMER NET CHARGE-OFFS Up 20bps YoY and down 13bps QoQ	**$79B** SHUSA DEPOSITS Up 6.7% YoY and flat QoQ
TOP 10 MULTIFAMILY COMMERCIAL REAL ESTATE ("CRE") LENDER[2]	**3.90%** NET INTEREST MARGIN ("NIM") Down 40bps YoY and 20bps QoQ	**7.0%** ALLOWANCE RATIO Down 20bps YoY and 10bps QoQ	**$112B** LOANS & LEASES Up 2.8% YoY and down 0.9% QoQ

Santander

1 Source: J.D. Power Market Share Report for Q3 2022 to Q2 2023 (includes SC and Chrysler Capital combined)
2 Data as of Q1 2023 from S&P Capital IQ Pro
3 Consumer auto only
4 Represents pre-COVID-19 levels

Business Activity Overview

	Strategic focus	Q2 2023 Assets ($BN)	Q2 2023 Income before tax ($MM)	YTD Income before tax ($MM)
Consumer	Market-leading full spectrum auto lender and consumer finance franchise, funded by attractive consumer deposits	$76	$656	$972
Commercial	Top 10 CRE and multifamily lender[1]	$28	$108	$188
Corporate and Investment Banking	Global hub for capital markets and investment banking	$30	$37	$78
Wealth Management	Leading brand in LatAm high net worth ("HNW"), leveraging connectivity with Santander	$50[2]	$69	$128

Santander

1 Data as of Q1 2023 from S&P Capital IQ Pro
2 Client assets and liabilities represents customer deposits and securities and loans and letters of credit

Index



Quarterly Profitability

SHUSA reported net income of $574 million in Q2 of 2023 compared to $297 million in Q1 of 2023

- Net income improved in Q2 up $135M YoY and $277M QoQ due to stable revenues, declining operating expenses and better than expected credit performance
- NII down 2.7% YoY and 1.3% QoQ, as the benefit from higher yields on loans was offset by rising deposit and wholesale funding costs

NII ($M)


$1,533
$1,599
$1,562
$1,510
$1,491
2Q22
3Q22
4Q22
1Q23
2Q23

PRE-PROVISION NET REVENUE ("PPNR") ($M)


$950
$940
$882
$867
$848
2Q22
3Q22
4Q22
1Q23
2Q23

PRE-TAX INCOME ($M)


$546
$304
$121
$325
$639
2Q22
3Q22
4Q22
1Q23
2Q23

NET INCOME ($M)


$439
$228
$123
$297
$574
2Q22
3Q22
4Q22
1Q23
2Q23

Q2 Balance Sheet Overview



$171B
Assets
Other Consumer Loans, 3%
Goodwill and Other Intangibles, 2%
Cash, 8%
Residential, 5%
Auto Leases [2], 8%
Other Assets[1], 10%
Multifamily, 6%
CRE, 5%
Commercial and industrial ("C&I"), 13%
Investments, 15%
Auto Loans, 25%



$152B
Liabilities
$19B
Equity[6]
Savings, 3%
Revolving Credit Facilities, 2%
Trading Liabilities, 1%
Interest-Bearing ("IB") demand, 7%
Money Market, 16%
Non-Interest-Bearing ("NIB") demand, 10%
Other Liabilities[3], 14%
CDs[5], 11%
Secured Structured Financings, 13%
Equity, 11%
Other Borrowings[4], 12%

Santander

1 Includes restricted cash and federal funds sold and securities purchased under resale agreements or similar arrangements
2 Operating leases
3 Includes federal funds purchased and securities loaned or sold under repurchase agreements
4 Includes Federal Home Loan Bank ("FHLB") borrowings
5 Certificates of deposit
6 Includes mezz equity

Balance Sheet Trends - Assets

LOANS & LEASES ($B)



Other
Residential
Leases
CRE
C&I
Auto
$109
4
9
15
16
21
44
$112
4
8
15
17
23
45
$112
4
8
14
18
23
45
$113
5
8
14
19
23
44
$112
5
8
14
19
22
44
2Q22
3Q22
4Q22
1Q23
2Q23

ASSETS ($B)



Short-Term Funds
Leases
Other Assets[1]
Investments
Gross Loans
$165
10
15
23
24
93
$167
9
15
23
23
97
$168
10
14
22
24
98
$178
13
14
26
26
99
$171
13
14
21
25
98
2Q22
3Q22
4Q22
1Q23
2Q23

1 | Includes securities purchased under repurchase agreements

Q2 RECAP

- Loans and leases flat QoQ, increased 3% YoY driven by Multifamily CRE
- Yields on Auto loans up 21bps QoQ and 49bps YoY; total commercial yields have increased 30bps QoQ and 161bps YoY, driven by Multifamily CRE
- Investments decreased 4% QoQ and increased 4% YoY due to Amherst Pierpont Securities acquisition

YIELD ON LOANS (%)



20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
11.89%
10.86%
8.31%
4.85%
Q2 2018
Q2 2019
Q2 2020
Q2 2021
Q2 2022
Q2 2023
Total commercial
Auto
Total consumer
Total loans

Santander

Balance Sheet Trends - Liabilities

LIABILITIES & EQUITY ($B)



NIB Deposits
Equity
Other Liabilities[2]
Borrowed Funds
IB Deposits
$165
20
21
27
43
54
2Q22
$167
20
19
27
45
56
3Q22
$168
18
18
27
44
61
4Q22
$178
18
18
35
46
61
1Q23
$171
17
19
27
46
62
2Q23

DEPOSITS ($B)



Savings
IB Deposits
CD
NIB Deposits
Money Market
$74
6
14
2
20
32
2Q22
$76
5
14
6
20
31
3Q22
$79
5
13
13
18
30
4Q22
$79
5
13
16
18
27
1Q23
$79
5
12
18
17
27
2Q23

DEPOSITS BY SEGMENTS ($B)



Other[3] 12%
Wealth Management 7%
CIB 6%
Commercial 16%
Consumer 59%
Q2 2023 Insured Deposits
SBNA 64%

COST OF DEPOSITS (%)



SBNA & SHUSA through the cycle beta[1] = 35%
0.09% 0.08%
4Q21
0.09% 0.09%
1Q22
0.16% 0.16%
2Q22
0.37% 0.38%
3Q22
0.98% 0.96%
4Q22
1.50% 1.48%
1Q23
1.85% 1.82%
2Q23
SHUSA
SBNA
SBNA & SHUSA Beta

Santander

1 Cumulative deposit beta is calculated as the increase in the rate paid on deposits (SHUSA: 177 bps; SBNA: 173 bps) divided by the incremental increase in the federal funds target rate (500 bps)
2 Other liabilities include securities sold under repurchase agreements
3 Other consists of deposits related to certain of the Company's immaterial subsidiaries and corporate treasury deposits

NIM & Interest Rate Risk Sensitivity[1]

- NIM decline driven by increase in deposit and wholesale funding costs
- SHUSA interest rate risk sensitivity increased QoQ largely due to additional pay fixed swap positions

SHUSA NIM



4.3%
4.5%
4.4%
4.1%
3.9%
2Q22
3Q22
4Q22
1Q23
2Q23

INTEREST RATE RISK SENSITIVITY

(Change in annual net interest income for parallel rate movements)



Up 200 bps
4.2%
4.2%
4.6%
4.2%
4.9%
Up 100 bps
2.2%
2.1%
2.3%
2.1%
2.4%
Down 100bps
-2.6%
-2.3%
-2.4%
-2.2%
-2.5%
Down 200bps
-5.3%
-4.8%
-4.8%
-4.7%
-5.2%
2Q22
3Q22
4Q22
1Q23
2Q23

Santander

1 Set of shocks represents a range of plausible rate shocks, as an instantaneous shock down 200 basis points can be analogous to a gradual ramp-down of 400 basis points over one year

Auto Originations

- Q2 auto originations of $6.9B increased 11% from Q1; H1 2023 originations of $13.1B down 16% compared to H1 2022
- Penetration rate of 19% with Stellantis down from 25% in Q2 2022

	Three Months Ended					Six Months Ended		
($ in Millions)	Q2 2023	Q1 2023	Q2 2022	QoQ Change	Q2 YoY Change	6/30/2023	6/30/2022	FYoFY Change
Total Core Retail Auto	$3,466	$3,105	$3,695	12%	-6%	$6,571	$6,888	(5%)
Chrysler Capital Loans (<640)[1]	$1,141	$933	$1,321	22%	-14%	$2,074	$2,533	(18%)
Chrysler Capital Loans (≥640)[1]	$608	$694	$1,455	-12%	-58%	$1,302	$2,820	(54%)
Total Chrysler Capital Retail	$1,749	$1,627	$2,776	8%	-37%	$3,376	$5,353	(37%)
Total Leases[2]	$1,708	$1,478	$1,701	16%	0%	$3,186	$3,444	(7%)
Total Auto Originations[3]	**$6,923**	**$6,210**	**$8,171**	**11%**	**(15%)**	**$13,133**	**$15,685**	**(16%)**
SBNA Originations[4]	$3,008	$2,634	$2,620	14%	15%	$5,642	$4,705	20%

Santander

1 Approximate FICO® scores
2 Includes nominal capital lease originations
3 Includes SBNA loan originations of $1.4B and lease originations of $1.6B for Q2 2023
4 SBNA originations remain off SC's balance sheet in the service for others portfolio

Auto delinquencies continue to normalize, but roll to charge-off remain at historic lows levels

Auto Loan Distribution by FICO Segment[1,2]



>=640
600-639
<600
No FICO
14% 17% 53% 16%
15% 17% 51% 17%
21% 18% 51% 11%
34% 16% 41% 9%
38% 16% 38% 9%
39% 16% 38% 7%
41% 17% 35% 7%
41% 18% 35% 6%
2016
2017
2018
2019
2020
2021
2022
Q2'23
% of balance funded with deposits
17%
18%
22%
30%
32%

- The percentage of > 640 FICO loans in the loan portfolio increased since 2016 from 14% to 41%
- Deposit funding increased to 32% for Q2'23 from 17% in 2019 as a result of One-Auto strategy
- Provision normalization continues, but better than initially expected as strong auto prices and resilient consumer and favorable late-stage cure rates

US Auto 60+ Days Delinquency[1]



7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Q2'19
Q2'20
Q2'21
Q2'22
Q2'23
Estimated to be below pre-pandemic "normal levels"
Total
SBNA
SC

US Auto: 90+ Days Past Due Roll to Charge-off[1]



Pre-Covid avg. 95%
110%
100%
90%
80%
70%
60%
50%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2022- YTD 2023 avg. 67%
Roll Rate
Forecast

Santander

1 Data as of June 30, 2023
2 Auto loans excludes commercial fleet and loans held-for-sale ("LHFS")

Consumer and Commercial Loan Delinquency



Consumer: 30-89 Days Past Due[1]
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23
Residential Mortgage
Home Equity
Auto Loans
Personal Unsecured
Other Consumer [2]



Commercial: 30-89 Days Past Due[1]
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23
CRE
C&I
Multifamily
Other Commercial [3]



Consumer: 90+ Days Past Due[1]
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23
Residential Mortgage
Home Equity
Auto Loans
Personal Unsecured
Other Consumer [2]



Commercial: 90+ Days Past Due[1]
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23
CRE
C&I
Multifamily
Other Commercial [3]

Santander

1 Based on a percentage of financing receivables for their respective loan businesses
2 Other Consumer ($74.7M in Q2 2023) primarily includes recreational vehicle ("RV") and marine loans
3 Other Commercial ($7.6B in Q2 2023) includes commercial equipment vehicle financing leveraged leases and loans

Charge-offs and Recoveries by Portfolio Segment

- Consumer net charge-offs increased 37bps YoY, but decreased 14bps QoQ due to the resilient consumer and favorable late-stage cure rates
- Commercial net charge-offs stable YoY and QoQ

Charge-offs[1,2]



Consumer
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Commercial
0.20%
0.15%
0.10%
0.05%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
Consumer
Commercial

Net Charge-offs ("NCOs")



Consumer
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
Commercial
0.14%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
Consumer
Commercial

Recoveries[3]



120%
100%
80%
60%
40%
20%
0%
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
Consumer
Commercial

Santander

1 Charge-offs and NCOs are based on a percentage of their respective loan balances
2 Includes current period gross write-offs for Q2 2023 by class of financing receivable
3 Recoveries are based on a percentage of gross charge-offs

Allowance For Credit Losses ("ACL")

Allowance ratio stable

Allowance Ratios *($ in Millions)*	**June 30, 2023** *(Unaudited)*	**March 31, 2023** *(Unaudited)*	**December 31, 2022** *(Audited)*	**June 30, 2022** *(Unaudited)*
Total loans held for investment ("LHFI")	$97,776	$98,759	$97,338	$92,762
Total ACL[1]	$6,819	$7,001	$6,866	$6,641
Total Allowance Ratio	**7.0%**	**7.1%**	**7.1%**	**7.2%**

1| Includes ACL for unfunded commitments

Index



Overall borrowings at SHUSA stable QoQ, while Contingent Liquidity position at SBNA increases

BORROWED FUNDS PROFILE: BALANCE ($B)

	2Q23	1Q23	2Q22	QoQ (%)	YoY (%)
Senior Unsecured Debt[1]	10.8	10.3	10.4	5%	4%
FHLB	8.7	7.5	2.8	15%	215%
Credit Linked Notes	1.2	1.3	0.7	-2%	-2%
Third-Party Secured Funding[2]	3.2	4.7	3.3	-32%	-2%
Amortizing Notes	5.2	3.9	2.0	33%	160%
Securitizations	16.5	18.2	22.0	-9%	-25%
Intragroup	0.0	0.0	2.0	0%	-100%
Total SHUSA Funding	45.6	45.9	43.2	-1%	6%
Preferred Equity	1.5	0.5	0.0	200%	100%

SBNA CONTINGENT LIQUIDITY[3]



Q2 Ratio: 137%
Q1 Ratio: 108%
Cash and Immediately Available Sources of Liquidity
$37.8B
Liquidity from released Govt deposit collateral[4]
3.2
Liquidity from unencumbered securities (5% haircut)
0.7
Bank Term Funding Program (BTFP)
7.8
Discount window
Securities
Loans
8.7
0.6
8.2
Capacity at FHLB
6.9
Cash at Federal Reserve
10.4
Q2 Uninsured Deposits
$27.6B
Collateralized Deposits
3.75
23.85

SBNA deposits	Q1 2023	Q2 2023
SBNA insured deposits	65%	64%

Santander

1 Includes the subordinated notes
2 The warehouse lines and repurchase facilities are fully collateralized by a designated portion of the Company's RICs, leased
3 As of 6/30/2023
4 Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits

Debt & Total Loss-Absorbing Capacity ("TLAC")

As of Q2 2023, SHUSA met the Federal Reserve's TLAC and long-term debt ("LTD") requirements[1], with 21.87% TLAC, 7.25% eligible LTD and a CET1 ratio of 12.80%

In June SHUSA executed the following:

- $500MM of fixed-to-floating 6NC5yr 6.565%
- $1B of fixed-rate non-cumulative perpetual preferred stock, Series F, which counts towards Tier 1 capital

SHUSA Debt Maturity Schedule[2] ($B)



$1.0
$1.0
3.50%
2024
$2.6
$1.1
4.50%
$0.5
4.26%
$1.0
3.45%
2025
$1.9
$0.9
3.24%
$0.5
5.81%
$0.4
SOFR+135bps
2026
$1.8
$0.8
6.89%
$1.0
4.40%
2027
$1.0
$1.0
2.49%
2028
$1.5
$0.5
6.57%
$1.0
6.49%
2029
$0.5
$0.5
2.88%
2031
$0.5
$0.5
7.18%
2032
$1.5
$1.0
9.38%
$0.5
8.41%
Perpetual
Private placement
Public issuance
Internal TLAC

Santander

1 SHUSA's requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets
2 Senior debt issuance. Data as of June 30, 2023

Capital Ratios

- CET1 increased 10bps QoQ and Tier 1 increased 30bps QoQ
- SHUSA declared a $1B dividend in Q2 2023 and issued $1B of fixed-rate non-cumulative perpetual preferred stock, which counts towards Tier 1 capital
- SHUSA's updated stress capital buffer ("SCB") requirement[1], will be 2.5% of its CET1 capital resulting in an overall CET1 capital requirement of 7.0%

CET1[2]


16.9%
15.2%
13.2%
12.7%
12.8%
2Q22
3Q22
4Q22
1Q23
2Q23

TIER 1 RISK-BASED CAPITAL RATIO[2]


17.2%
15.5%
13.9%
13.2%
14.2%
2Q22
3Q22
4Q22
1Q23
2Q23

TIER 1 LEVERAGE RATIO[2]


11.8%
11.1%
10.2%
9.7%
10.0%
2Q22
3Q22
4Q22
1Q23
2Q23

TOTAL RISK-BASED CAPITAL RATIO[2]


18.9%
17.2%
15.9%
15.3%
16.2%
2Q22
3Q22
4Q22
1Q23
2Q23

Santander

1 Effective on October 1, 2023
2 Under capital rules SHUSA is not required to include negative accumulated other comprehensive income ("AOCI") and regulatory capital, but as a sub as a global systemically important bank we mange AOCI closely as it impact regulatory capital at the global consolidated level

Strong balance sheet position with risk management standards in line with GSIB banks


CET1[1,2,3]
Bank level
% CET1
12.80%
14.69%
14.04%
10.74%
SHUSA
SBNA
Top 5 US Banks
Regional Peers
CET1 AFS & HTM Marked[4]
10.96%
12.57%
11.43%
8.62%


Tangible Common Equity ("TCE") Ratio[1,2,3]
Bank level
TCE/Total Assets ("TA")
8.71%
9.84%
7.74%
5.99%
SHUSA
SBNA
Top 5 US Banks
Regional Peers
TCE/TA HTM Marked
7.86%
8.86%
6.14%
5.75%

Santander

1 Top 5 banks reported through 6/30/23 (includes JPM, BOA, Citi, Wells Fargo, and US Bank)
2 SBNA peer set reported through 6/30/23 (includes Key Bank, Fifth Third, Huntington, Regions, Citizens, M&T, Comerica, and Zions)
3 Peer data sourced from call reports as of June 30, 2023
4 Estimate considering the full liquidation value of available-for-sale ("AFS") of held-to-maturity ("HTM") securities, net of statutory tax (26%)

SHUSA Capital Ratios vs. Peer Group[1,2]

- SHUSA ratios remain near the top of their peer group in risk-based ratios

CET1



18%
16%
14%
12%
10%
8%
6%
Peer Group Median = 10.20%
12.80%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
SHUSA

TIER 1 CAPITAL RATIO



18%
16%
14%
12%
10%
8%
6%
Peer Group Median = 11.40%
14.19%
N/A
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
SHUSA

TOTAL CAPITAL



20%
18%
16%
14%
12%
10%
8%
6%
Peer Group Median = 13.20%
16.21%
N/A
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
SHUSA

TIER 1 LEVERAGE RATIO



18%
16%
14%
12%
10%
8%
6%
Peer Group Median = 9.21%
9.96%
N/A
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
SHUSA
Peer 8
Peer 9
Peer 10

Santander

1 Source: SEC Filings
2 SHUSA peer set includes FITB, Ally, CFG, COF, DFS, HBAN, Key, MTB, RF, SYF

Rating Agencies

SHUSA and SBNA ratings outlook remains "stable"

SR. DEBT RATINGS BY SANTANDER ENTITY

Agency	Outlook	Entity	Rating
Fitch Ratings	Stable outlook (June 2, 2023)	Santander[1]	A/A-
		SHUSA	BBB+
		SBNA	BBB+
Moody's	Stable outlook (June 25, 2021)	Santander[1]	A2/Baa1
		SHUSA	Baa3
		SBNA[2]	Baa1
Standard & Poor's	Stable outlook (July 22, 2022)	Santander[1]	A+/A-
		SHUSA	BBB+
		SBNA	A-

Santander

1 Senior preferred debt / senior non-preferred debt
2 SBNA long-term issuer rating

Index



SHUSA

SHUSA is the intermediate holding company for Santander US entities, is SEC-registered and issues under the ticker symbol "SANUSA"


SBNA
SANCAP
SC
BSI
SC operates in all 50 states
Company subsidiary locations

SHUSA Highlights[1]

- **8 major locations**
- **$171B in assets**
- **~13,600 employees**
- **~4.4M customers**

Santander

SHUSA[2]

SBNA – Retail Bank

Products include:
- $77B of retail and commercial deposits
- C&I
- CRE and Multi-family
- Auto and dealer floorplan financing

SC – Auto Finance

- Leading auto loan/lease originator & servicer
- Top structured finance issuer in retail auto asset-backed securities ("ABS")

BSI – Private Banking

- Private wealth management for HNW and ultra-HNW clients

SANCAP[3] – Broker Dealer

Institutional broker-dealer:
- US fixed-income market making
- Experienced fixed-income sales and trading team
- Focus on structuring and advisory services for asset originators in real estate and specialty finance markets

1 Data as of June 30, 2023
2 Includes SSLLC, which offers personal investment & financial planning services to clients
3 Amherst Pierpont Securities ("APS") and Santander Investment Securities ("SIS") merged to form the new SanCap on February 6, 2023

Multifamily makes up approximately 70% of total CRE portfolio exposure at SBNA

- Multifamily lending (occupied and construction) represents 14% of loans held for investment and is primarily located in key markets such as NYC
  - Construction originations concentrated on well-established and proven builders and sponsors
- Office exposure represents 2% of loans held for investment and has higher occupancy compared to industry average[1]
  - Concentration of the office portfolio consists of investment grade, single tenants, with lease expirations beyond loan maturities
- Retail portfolio represents 1% of loans held for investment and principally anchored by credit tenants.

Portfolio by maturity and interest rate



Millions
$5
$4
$3
$2
$1
$0
In One Year or Less
One to Five Years
Five to 15 Years
After 15 Years
Fixed Rate CRE
Fixed Rate Multifamily
Variable Rate CRE
Variable Rate Multifamily

CRE portfolio consists mostly of multifamily[2,3]



Other 7%
Industrial 7%
Retail 7%
Office 10%
Multifamily Construction 13%
Multifamily 56%

Total Multifamily	$13.43B
Multifamily	$10.85B
Multifamily Construction	$2.58B

Other CRE	$5.90B
Office	1.99B
Retail	1.25B
Industrial	1.42B
Hospitality	0.28B
Other	0.96B

Santander

1. Source: REIS/Moodys as of 6/30/2023
2. Data as of 6/30/2023
3. Multifamily construction is within "CRE" in SHUSA's second quarter Form 10-Q. Total Multifamily for SHUSA's Form10-Q = $10.85B and Total CRE = $8.48B

Consumer Activities

Quarter Ended June 30, 2023 ($ in 000's)	2023			2022[2]			Total Consumer Activities	
	Auto	CBB[1]	Total Consumer Activities	Auto	CBB	Total Consumer Activities	Dollar Increase / (Decrease)	Percentage
Net interest income	908,011	411,837	1,319,848	1,021,335	331,433	1,352,768	(32,920)	-2.4%
Non-interest income	650,238	63,733	713,971	696,509	78,709	775,218	(61,247)	-7.9%
Credit losses expense / (benefit)	95,850	97,712	193,562	334,181	58,299	392,480	(198,918)	-50.7%
Total expenses	824,907	359,816	1,184,723	828,895	376,912	1,205,807	(21,084)	-1.7%
Income/(loss) before income taxes	637,492	18,042	655,534	554,768	(25,069)	529,699	125,835	23.8%

Year-To-Date Ended June 30, 2023 ($ in 000's)	2023			2022[2]			Total Consumer Activities	
	Auto	CBB	Total Consumer Activities	Auto	CBB	Total Consumer Activities	Dollar Increase / (Decrease)	Percentage
Net interest income	1,828,283	812,084	2,640,367	2,072,601	633,389	2,705,990	(65,623)	-2.4%
Non-interest income	1,300,920	129,707	1,430,627	1,402,865	156,712	1,559,577	(128,950)	-8.3%
Credit losses expense / (benefit)	513,615	206,807	720,422	554,707	65,343	620,050	100,372	16.2%
Total expenses	1,648,797	730,227	2,379,024	1,630,383	754,049	2,384,432	(5,408)	-0.2%
Income/(loss) before income taxes	966,791	4,757	971,548	1,290,376	(29,291)	1,261,085	(289,537)	-23.0%
Total assets as of 6/30/23	62,561,204	13,150,873	75,712,077	61,804,866	12,880,656	74,685,522	1,026,555	1.4%

1| Consumer and Business Banking
2| Prior period data has been recast

Commercial Activities

Quarter Ended June 30, 2023 ($ in 000's)	2023 C&I	2023 CRE	2023 Total Commercial Activities	2022[1] C&I	2022[1] CRE	2022[1] Total Commercial Activities	Total Commercial Activities Dollar Increase / (Decrease)	Total Commercial Activities Percentage
Net interest income	79,390	112,936	192,326	75,795	84,747	160,542	31,784	19.8%
Non-interest income	16,779	12,651	29,430	12,488	7,187	19,675	9,755	49.6%
Credit losses expense / (benefit)	(7,150)	25,683	18,533	8,622	4,550	13,172	5,361	40.7%
Total expenses	61,037	34,636	95,673	64,771	32,149	96,920	(1,247)	-1.3%
Income/(loss) before income taxes	42,282	65,268	107,550	14,890	55,235	70,125	37,425	53.4%

Year-To-Date Ended June 30, 2023 ($ in 000's)	2023 C&I	2023 CRE	2023 Total Commercial Activities	2022[1] C&I	2022[1] CRE	2022[1] Total Commercial Activities	Total Commercial Activities Dollar Increase / (Decrease)	Total Commercial Activities Percentage
Net interest income	161,994	218,068	380,062	143,457	163,182	306,639	73,423	23.9%
Non-interest income	27,707	17,648	45,355	27,374	22,064	49,438	(4,083)	-8.3%
Credit losses expense / (benefit)	(5,056)	56,066	51,010	12,256	(14,788)	(2,532)	53,542	2114.6%
Total expenses	120,305	66,468	186,773	132,517	64,050	196,567	(9,794)	-5.0%
Income/(loss) before income taxes	74,452	113,182	187,634	26,058	135,984	162,042	25,592	15.8%
Total assets as of 6/30/23	5,528,337	22,339,705	27,868,042	6,661,483	18,481,532	25,143,015	2,725,027	10.8%

Santander

1 | Prior period data has been recast

CIB

CIB ($ in 000's)	Quarter Ended June 30, 2023		Quarterly Change	
	2023	2022[1]	Dollar Increase / (Decrease)	Percentage
Net interest income	61,845	48,361	13,484	27.9%
Non-interest income	88,058	72,599	15,459	21.3%
Credit losses expense / (benefit)	(3,011)	(3,003)	(8)	-0.3%
Total expenses	115,892	117,201	(1,309)	-1.1%
Income/(loss) before income taxes	37,022	6,762	30,260	447.5%

CIB ($ in 000's)	YTD Ended June 30, 2023		YTD Change	
	2023	2022[1]	Dollar Increase / (Decrease)	Percentage
Net interest income	121,634	74,250	47,384	63.8%
Non-interest income	177,793	142,266	35,527	25.0%
Credit losses expense / (benefit)	(14,132)	3,390	(17,522)	-516.9%
Total expenses	235,177	193,233	41,944	21.7%
Income/(loss) before income taxes	78,382	19,893	58,489	294.0%
Total assets	29,510,739	28,747,499	763,240	2.7%

Santander

1 | Prior period data has been recast

Wealth Management

Wealth Management ($ in 000's)	Quarter Ended June 30, 2023		Quarterly Change	
	2023	2022[1]	Dollar Increase / (Decrease)	Percentage
Net interest income	73,637	45,227	28,410	62.8%
Non-interest income	62,852	62,587	265	0.4%
Credit losses expense / (benefit)	-	-	-	-
Total expenses	67,499	59,375	8,124	13.7%
Income/(loss) before income taxes	68,990	48,439	20,551	42.4%

Wealth Management ($ in 000's)	YTD Ended June 30, 2023		YTD Change	
	2023	2022[1]	Dollar Increase / (Decrease)	Percentage
Net interest income	143,656	64,370	79,286	123.2%
Non-interest income	120,507	140,237	(19,730)	-14.1%
Credit losses expense / (benefit)	-	-	-	-
Total expenses	136,021	121,032	14,989	12.4%
Income/(loss) before income taxes	128,142	83,575	44,567	53.3%
Total assets	7,671,458	8,304,682	(633,224)	-7.6%

Santander

1 | Prior period data has been recast

Other

Other ($ in 000's)	Quarter Ended June 30, 2023		Quarterly Change	
	2023	2022[1]	Dollar Increase / (Decrease)	Percentage
Net interest income	(156,384)	(73,486)	(82,898)	-112.8%
Non-interest income	19,042	19,319	(277)	-1.4%
Credit losses expense / (benefit)	(234)	1,551	(1,785)	-115.1%
Total expenses	93,327	53,769	39,558	73.6%
Income/(loss) before income taxes	(230,435)	(109,487)	(120,948)	-110.5%

Other ($ in 000's)	YTD Ended June 30, 2023		YTD Change	
	2023	2022[1]	Dollar Increase / (Decrease)	Percentage
Net interest income	(284,055)	(137,832)	(146,223)	-106.1%
Non-interest income	39,337	39,137	200	0.5%
Credit losses expense / (benefit)	(6,049)	101	(6,150)	-6089.1%
Total expenses	163,292	104,498	58,794	56.3%
Income/(loss) before income taxes	(401,961)	(203,294)	(198,667)	-97.7%
Total assets	30,059,380	28,443,114	1,616,266	5.7%

Santander

* Other includes the results of immaterial entities, earnings from non-strategic assets, the investment portfolio, interest expense on SBNA's and SHUSA's borrowings and other debt obligations, amortization of intangible assets and certain unallocated corporate income and indirect expenses

1 | Prior period data has been recast

SHUSA: Quarterly Trended Statement Of Operations

($ in Millions)	2Q22	3Q22	4Q22	1Q23	2Q23
Interest income	1,908	2,238	2,554	2,852	3,172
Interest expense	(375)	(639)	(992)	(1,342)	(1,681)
Net interest income	1,533	1,599	1,562	1,510	1,491
Fees & other income	939	934	871	863	879
Other non-interest income	11	(19)	12	37	35
Net revenue	2,483	2,514	2,445	2,410	2,405
General, administrative, and other expenses	(1,533)	(1,574)	(1,563)	(1,543)	(1,557)
Credit loss expense / (benefit)	(404)	(636)	(761)	(542)	(209)
Income before taxes	546	304	121	325	639
Income tax (expense)/benefit	(107)	(76)	2	(28)	(65)
Net income	439	228	123	297	574

	2Q22	3Q22	4Q22	1Q23	2Q23
NIM	4.3%	4.5%	4.4%	4.1%	3.9%

Santander

SHUSA: Non-GAAP Reconciliations

($ in Millions)	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23
SHUSA pre-tax pre-provision income									
Pre-tax income, as reported	1,539	1,084	903	778	546	304	121	325	639
(Release of)/provision for credit losses	(317)	20	14	217	404	636	761	542	209
Pre-tax pre-provision Income	1,222	1,104	917	995	950	940	882	867	848
CET1 to risk-weighted assets									
CET1 capital	19,895	20,573	21,068	20,576	19,565	18,025	16,256	15,916	15,942
Risk-weighted assets	113,295	112,068	111,820	111,181	115,655	118,818	123,031	125,707	124,502
Ratio	*17.6%*	*18.4%*	*18.8%*	*18.5%*	*16.9%*	*15.2%*	*13.2%*	*12.7%*	*12.8%*
Tier 1 leverage									
Tier 1 capital	21,868	22,631	23,175	20,921	19,910	18,370	17,101	16,646	17,672
Avg total assets, leverage capital purposes	148,072	152,058	154,429	154,305	168,042	165,054	167,686	172,191	177,521
Ratio	*14.8%*	*14.9%*	*15.0%*	*13.6%*	*11.8%*	*11.1%*	*10.2%*	*9.7%*	*10.0%*
Tier 1 risk-based									
Tier 1 capital	21,868	22,631	23,175	20,921	19,910	18,370	17,101	16,646	17,672
Risk-weighted assets	113,295	112,068	111,820	111,181	115,655	118,818	123,031	125,707	124,502
Ratio	*19.3%*	*20.2%*	*20.7%*	*18.8%*	*17.2%*	*15.5%*	*13.9%*	*13.2%*	*14.2%*
Total risk-based									
Risk-based capital	23,446	24,192	25,333	22,848	21,896	20,396	19,607	19,171	20,179
Risk-weighted assets	113,295	112,068	111,820	111,181	115,655	118,818	123,031	125,707	124,502
Ratio	*20.7%*	*21.6%*	*22.7%*	*20.6%*	*18.9%*	*17.2%*	*15.9%*	*15.3%*	*16.2%*

SC DELINQUENCY AND LOSS



Delinquency Ratios: 30-59 Days Delinquent, RICs, Held-For-Investment ("HFI")
9.6%
9.4%
4.3%
5.5%
8.0%
9.2%
Delinquency Ratios: >59 Days Delinquent, RICs, HFI
4.5%
4.7%
2.4%
2.4%
4.1%
4.9%
Gross Charge-off Rates
15.2%
16.1%
11.1%
6.6%
9.5%
11.6%
SC Recovery Rates[1] (% of Gross Loss)
60.2%
60.3%
45.7%
114.9%
69.1%
66.8%
Net Charge-off Rates[2]
6.1%
6.4%
6.0%
-1.0%
2.9%
3.8%
Q2 2018
Q4 2018
Q2 2019
Q4 2019
Q2 2020
Q4 2020
Q2 2021
4Q 2021
Q2 2022
Q4 2022
Q2 2023

Delinquencies and charge-offs continue to normalize

- **Early-stage delinquencies** increased 120bps YoY
- **Late-stage delinquencies** increased 80bps YoY
- **Gross charge-off rate** increased 210bps YoY
- **SC's recovery rate** of 66.8% continues to normalize
- **Net charge-off rate** increased 90bps YoY

Santander

1 | Recovery rate – Includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts
2 | Net charge-off rates on RICs, HFI

Thank You.

Our purpose is to help people and businesses prosper.

Our culture is based on believing that everything we do should be:

Simple Personal Fair®

Santander

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